UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-CSR

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number 811-04706
                                   ---------
                             TEMPLETON INCOME TRUST
                          -----------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          --------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                                ----------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/07
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                     AUGUST 31, 2007
--------------------------------------------------------------------------------

                                              A series of Templeton Income Trust

--------------------------------------------------------------------------------
ANNUAL REPORT AND SHAREHOLDER LETTER                            INCOME
--------------------------------------------------------------------------------

                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                      TEMPLETON                        FASTER VIA EMAIL?
                  GLOBAL BOND FUND
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series



                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Not part of the annual report



Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Templeton Global Bond Fund ................................................    3

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   13

Financial Highlights and Statement of Investments .........................   15

Financial Statements ......................................................   24

Notes to Financial Statements .............................................   27

Report of Independent Registered Public Accounting Firm ...................   38

Tax Designation ...........................................................   39

Meeting of Shareholders ...................................................   43

Board Members and Officers ................................................   45

Shareholder Information ...................................................   50

--------------------------------------------------------------------------------
Annual Report

Templeton Global Bond Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Bond Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in "bonds." "Bonds" include debt securities of any maturity, such as bonds, notes and debentures.

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 8/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Government Bonds ....................................  73.4%
Short-Term Investments & Other Net Assets ...........  26.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton Global Bond Fund's annual report for the fiscal year ended August 31, 2007.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Global Bond Fund - Class A posted a +9.57% cumulative total return. The Fund outperformed its benchmark, the Citigroup World Government Bond Index (WGBI), which posted cumulative total returns of +2.19% in local currency terms and +5.79% in U.S. dollar terms for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

1. Source: Citigroup. The Citigroup WGBI is market capitalization weighted and tracks total returns of government bonds in 22 developed countries globally. Local bond market returns are from country subindexes of the Citigroup WGBI. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                               Annual Report | 3



ECONOMIC AND MARKET OVERVIEW

In spite of a weaker U.S. housing market and moderating U.S. economic growth, the global economy remained robust for the year under review. The U.S. Federal Reserve Board (Fed) kept the federal funds target rate at 5.25% throughout the period, while central banks in Europe and Asia increased rates due to strong growth conditions and underlying inflation pressures. Amid this global backdrop, international treasury yield curves outside the U.S. broadly steepened and the U.S. dollar weakened against its major trading partners. Volatility rose across asset classes near period-end, as losses originating from the U.S. subprime mortgage market triggered a liquidity squeeze in money markets. Central banks injected liquidity into the banking system to stabilize financial markets and investors' flight to quality drove long-term yields lower. Notably, emerging market countries were generally in a stronger position than during prior periods of tightening liquidity conditions given their significant foreign reserve accumulation and supportive economic policies.

The Fed cut the discount rate 50 basis points (100 basis points equal one percentage point) in August in reaction to bank funding concerns, but, as mentioned above, did not change the federal funds target rate during the period. U.S. gross domestic product (GDP) growth slowed from annualized rates of 3.2% in second quarter 2006 to 1.9% in second quarter 2007 due to contraction in residential investment and moderating corporate and consumer spending. In addition, data released near period-end indicated the labor market may be softening. Although inflation remained a medium-term concern, the housing market correction and financial market volatility posed more immediate risks to growth and raised expectations for the Fed to cut interest rates. Encouragingly, U.S. exports continued to grow at double-digit rates, suggesting global growth remained strong. However, the U.S. trade deficit remained large at $59 billion in July 2007. 2 Additionally, the U.S. trade deficit with Asia widened to record levels.

In Asia, the widening trade surplus corresponded with continued accumulation of foreign reserves by Asian central banks. For example, China accumulated $361 billion in foreign reserves from the beginning of the period through June 2007 for a total of $1.333 trillion. 3 Asian economies also maintained stronger economic growth relative to the U.S. China led the region, posting 11.9% annualized year-over-year GDP growth in second quarter 2007, followed by India (9.3%), Singapore (8.6%), Malaysia (5.7%) and South Korea (5.0%). 4

2. Source: U.S. Bureau of Economic Analysis.

3. Source: The People's Bank of China.

4. Sources: National Bureau of Statistics; India Central Statistical Organization; Singapore Department of Statistics; Department of Statistics Malaysia; Bank of Korea.


4 | Annual Report



Strong growth and higher food, housing, stock and other asset prices contributed to inflationary pressures. Some countries, including China, India and South Korea, sought a more appropriate policy mix between interest rates and currency appreciation to curb inflation. As a result, the central banks of China, India and South Korea hiked interest rates 90, 75 and 50 basis points, respectively.

In Europe, interest rate tightening was more aggressive. For example, the European Central Bank, the U.K. and Sweden each hiked rates 100 basis points, while Norway and Poland raised rates 175 and 75 basis points. Eurozone unemployment dropped to 6.9%, the lowest rate since the introduction of the euro as a common currency in 1999. 5 European labor markets tightened and also became more dynamic, with increased movement of labor from central and eastern Europe to western Europe. Wage pressure in western Europe remained contained, but labor shortages in Scandinavia and central Europe contributed to wage growth in those areas. In second quarter 2007, eurozone GDP grew 2.5% year-over-year and continued to provide support to other European economies given the region's high integration through trade. 5 GDP for Poland, the Norwegian mainland and Sweden grew 6.7%, 5.8% and 3.5%, respectively. 5,6

INVESTMENT STRATEGY

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

INTEREST RATE STRATEGY

During the year under review, the overall duration of the Fund's portfolio remained relatively short amid a backdrop of strong global growth rates and rising interest rates. Among developed markets, this positioning generated mixed results. Short duration positioning in Europe benefited relative performance due to an increase in long-term treasury yields. In Germany, the 10-year yield rose 47 basis points to 4.26% during the year under review. Conversely,

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Americas                                               28.7%
Asia                                                   28.1%
Other Europe                                           22.3%
Supranationals*                                         9.6%
Middle East & Africa                                    5.8%
EMU Members**                                           3.2%
Other Net Assets                                        2.3%

* The Fund's supranational investments were denominated in the Japanese yen, Mexican peso, New Zealand dollar, Polish zloty and Swedish krona.

** The Fund's EMU investments were in Austria and Germany.

--------------------------------------------------------------------------------
WHAT IS DURATION?
--------------------------------------------------------------------------------
Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.
--------------------------------------------------------------------------------

5. Source: Eurostat.

6. Sources: Statistics Norway; Statistics Sweden.


                                                               Annual Report | 5



--------------------------------------------------------------------------------
WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------
A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------
Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.
--------------------------------------------------------------------------------

the Fund's lack of exposure to the U.S. Treasury market detracted from relative performance, given the U.S. yield curve's downward shift over the period. Despite rising interest rates globally, we continued to find interest rate opportunities in select markets. For example, exposure to Brazil and Indonesia (not part of the Citigroup WGBI), which reduced interest rates 275 and 350 basis points during the period, aided relative performance. Brazil's bond market returned +15.95% in local currency terms, as measured by the JPM Global Bond Index - Emerging Markets (GBI-EM) Broad, and Indonesia's bond market returned +19.98% in local currency terms, as measured by the HSBC Asian Local Bond Index
(ALBI). 7

CURRENCY STRATEGY

The Fund's diversified currency exposure benefited relative performance. We maintained our currency strategy over the past year, positioning for the gradual unwinding of global imbalances that would benefit other currencies relative to the U.S. dollar. The U.S. current account deficit remained large at 5.5% of GDP in the second quarter of 2007 and was vulnerable to reassessment of risk by foreign buyers as the deficit had been funded by short-term capital flows into U.S. fixed income securities. 2 Additionally, the sources of global growth continued to be dominated by the Asian region, which we believed were likely to support their currencies versus the U.S. dollar over the medium term. The U.S. dollar weakened 4.63% against its major trading partners in the 12-month period, partly due to the 4.91% appreciation of the Canadian dollar. 8 Exposure to the Brazilian real was a significant contributor to relative performance in the period, as it appreciated 8.97% against the U.S. dollar. 9

In Asia, the Fund's basket of non-Japan currencies generated positive returns. The Thai baht appreciated 15.67% against the U.S. dollar, the Indian rupee 13.85%, the Malaysian ringitt 5.13% and the South Korean won 2.48%. 9 The Japanese yen lagged other Asian currencies throughout the period, but appreciated 1.18%. 9 The yen was one of the Fund's single largest currencies represented among a diversified portfolio despite an underweighted allocation compared with the Citigroup WGBI. We continued to find yen valuations attractive and saw the potential for the difference between Japan's interest rates and those of other major economies to narrow as the nation's structural improvements continued to take hold and U.S. interest rates came down.

7. Sources: J.P. Morgan; HSBC. The JPM GBI-EM Broad tracks total returns for liquid, fixed-rate, local currency emerging market government bonds. Local bond market returns are from country subindexes of the JPM GBI-EM. The HSBC ALBI tracks total return performance of a bond portfolio, which consists of local currency-denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country subindexes of the HSBC ALBI.

8. Source: Federal Reserve H15 Report.

9. Source: Exshare via Compustat.


6 | Annual Report



In Europe, the euro appreciated 6.50% and touched an all-time high against the U.S. dollar. 9 We continued to prefer exposure to some non-euro European currencies given better valuations and growth dynamics. During the period, the Polish zloty and Norwegian krone appreciated 9.82% and 8.29% against the U.S. dollar and boosted the Fund's relative performance. 9 The Swedish krona appreciated 5.01% against the U.S. dollar, but lagged the euro. 9 The combination of overweighted exposure to the krona and underweighted exposure to the euro detracted from relative performance during the period. The Slovak koruna appreciated 19.04% versus the U.S. dollar, supported by revaluation of its currency and improved prospects for joining the eurozone in 2009. 9 Additionally, Romania's entrance into the European Union at the beginning of 2007 helped its currency appreciate 15.02% against the U.S. dollar. 9

GLOBAL SOVEREIGN DEBT STRATEGY

The Fund also invested in investment-grade and subinvestment-grade sovereign debt. As an asset class, these investments typically compensate for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury yield curves. U.S. dollar-denominated emerging market debt generated a 12-month return of +5.71% as measured by the JPM Emerging Markets Bond Index Global (EMBIG). 10 Sovereign interest rate spreads rose from 197 basis points at the beginning of the reporting period to 235 basis points by period-end, spurred by financial market contagion from the U.S. subprime mortgage woes. 10 The Fund had limited exposure to U.S. dollar-denominated emerging market debt given valuations, but we noted that credit fundamentals have improved over the past few years, as shown by reserve accumulation, more supportive economic policies and improved debt ratios. Regionally, Asian sovereign debt returned +6.74%, central and eastern European +6.66%, African +6.62%, Latin American +5.15% and Middle Eastern +2.39% in U.S. dollar terms. 10

--------------------------------------------------------------------------------
CURRENCY BREAKDOWN*
8/31/07

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
ASIA PACIFIC                                                             48.7%

Japanese Yen                                                             12.9%

Malaysian Ringgit                                                        11.8%

Indonesian Rupiah                                                         6.5%

South Korean Won                                                          5.9%

Kazakhstan Tenge                                                          4.1%

Indian Rupee                                                              4.1%

Australian Dollar                                                         2.3%

Singapore Dollar                                                          1.2%

New Zealand Dollar                                                       -0.1%

--------------------------------------------------------------------------------
EUROPE                                                                   26.9%

Swedish Krona                                                            12.2%

Polish Zloty                                                              7.2%

Norwegian Krone                                                           5.1%

Icelandic Krona                                                           1.0%

Slovak Koruna                                                             0.9%

Euro                                                                      0.5%

--------------------------------------------------------------------------------
AMERICAS                                                                 19.5%

Brazilian Real                                                            7.5%

U.S. Dollar                                                               5.1%

Canadian Dollar                                                           3.7%

Peruvian Nuevo Sol                                                        1.6%

Colombian Peso                                                            1.3%

Chilean Peso                                                              0.5%

Mexican Peso                                                             -0.2%

--------------------------------------------------------------------------------
MIDDLE EAST & AFRICA                                                      4.9%

Egyptian Pound                                                            4.9%
--------------------------------------------------------------------------------

* Mexican peso = -0.2% and New Zealand dollar = -0.1% because of the Fund's holdings of forward currency exchange contracts.

10. Source: J.P. Morgan. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.


                                                               Annual Report | 7



Thank you for your continued participation in Templeton Global Bond Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]        /s/ Michael Hasenstab

                       Michael Hasenstab, Ph.D.
                       Portfolio Manager
                       Templeton Global Bond Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Annual Report



Performance Summary as of 8/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TPINX)                                    CHANGE           8/31/07        8/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.37            $11.15         $10.78
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.6319
--------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.0082
--------------------------------------------------------------------------------------------------
      TOTAL                                $0.6401
--------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TEGBX)                                    CHANGE           8/31/07        8/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.38            $11.17         $10.79
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.5876
--------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.0082
--------------------------------------------------------------------------------------------------
      TOTAL                                $0.5958
--------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TGBAX)                              CHANGE           8/31/07        8/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.38            $11.13         $10.75
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.6595
--------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.0082
--------------------------------------------------------------------------------------------------
      TOTAL                                $0.6677
--------------------------------------------------------------------------------------------------


                                                               Annual Report | 9



Performance Summary (CONTINUED)

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                   1-YEAR             5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                  +9.57%            +73.69%    +109.15%
--------------------------------------------------------------------------------
Average Annual Total Return 2              +4.90%            +10.72%      +7.19%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3            $10,490            $16,636    $ 20,018
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4         +9.96%            +11.48%      +7.54%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                1.03%
--------------------------------------------------------------------------------
CLASS C                                   1-YEAR             5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                  +9.22%            +70.35%    +101.08%
--------------------------------------------------------------------------------
Average Annual Total Return 2              +8.22%            +11.24%      +7.24%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3            $10,822            $17,035    $ 20,108
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4        +13.40%            +12.00%      +7.57%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                1.42%
--------------------------------------------------------------------------------
ADVISOR CLASS                             1-YEAR             5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                  +9.97%            +75.85%    +114.28%
--------------------------------------------------------------------------------
Average Annual Total Return 2              +9.97%            +11.95%      +7.92%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3            $10,997            $17,585    $ 21,428
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4        +15.19%            +12.72%      +8.26%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                0.78%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report



Performance Summary (CONTINUED)

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (9/1/97-8/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                          Citigroup World Government
   Date      Templeton Global Bond Fund          Bond Index 6            CPI 6
--------------------------------------------------------------------------------
9/1/1997               $ 9,571                      $10,000             $10,000
9/30/1997              $ 9,727                      $10,213             $10,025
10/31/1997             $ 9,767                      $10,425             $10,050
11/30/1997             $ 9,747                      $10,265             $10,044
12/31/1997             $ 9,742                      $10,234             $10,031
1/31/1998              $ 9,752                      $10,333             $10,050
2/28/1998              $ 9,802                      $10,417             $10,068
3/31/1998              $ 9,802                      $10,314             $10,087
4/30/1998              $ 9,862                      $10,479             $10,106
5/31/1998              $ 9,883                      $10,504             $10,124
6/30/1998              $ 9,893                      $10,519             $10,137
7/31/1998              $ 9,883                      $10,533             $10,149
8/31/1998              $ 9,842                      $10,820             $10,162
9/30/1998              $10,164                      $11,395             $10,174
10/31/1998             $10,205                      $11,733             $10,199
11/30/1998             $10,174                      $11,567             $10,199
12/31/1998             $10,268                      $11,800             $10,193
1/31/1999              $10,258                      $11,692             $10,218
2/28/1999              $ 9,874                      $11,316             $10,230
3/31/1999              $ 9,938                      $11,345             $10,261
4/30/1999              $10,034                      $11,340             $10,336
5/31/1999              $ 9,817                      $11,149             $10,336
6/30/1999              $ 9,720                      $10,954             $10,336
7/31/1999              $ 9,796                      $11,222             $10,367
8/31/1999              $ 9,741                      $11,274             $10,392
9/30/1999              $ 9,852                      $11,450             $10,442
10/31/1999             $ 9,830                      $11,444             $10,460
11/30/1999             $ 9,706                      $11,325             $10,466
12/31/1999             $ 9,773                      $11,297             $10,466
1/31/2000              $ 9,648                      $11,056             $10,498
2/29/2000              $ 9,727                      $10,977             $10,560
3/31/2000              $ 9,819                      $11,317             $10,647
4/30/2000              $ 9,553                      $10,947             $10,653
5/31/2000              $ 9,438                      $11,032             $10,665
6/30/2000              $ 9,754                      $11,300             $10,721
7/31/2000              $ 9,648                      $11,109             $10,746
8/31/2000              $ 9,566                      $11,025             $10,746
9/30/2000              $ 9,520                      $11,003             $10,802
10/31/2000             $ 9,305                      $10,864             $10,821
11/30/2000             $ 9,474                      $11,079             $10,827
12/31/2000             $10,046                      $11,476             $10,821
1/31/2001              $10,119                      $11,462             $10,889
2/28/2001              $10,034                      $11,457             $10,933
3/31/2001              $ 9,786                      $11,127             $10,958
4/30/2001              $ 9,786                      $11,087             $11,001
5/31/2001              $ 9,635                      $11,054             $11,051
6/30/2001              $ 9,723                      $10,953             $11,070
7/31/2001              $ 9,875                      $11,229             $11,039
8/31/2001              $10,284                      $11,651             $11,039
9/30/2001              $10,232                      $11,736             $11,088
10/31/2001             $10,387                      $11,829             $11,051
11/30/2001             $10,459                      $11,663             $11,032
12/31/2001             $10,465                      $11,363             $10,989
1/31/2002              $10,405                      $11,153             $11,014
2/28/2002              $10,650                      $11,210             $11,057
3/31/2002              $10,669                      $11,180             $11,119
4/30/2002              $11,010                      $11,580             $11,182
5/31/2002              $11,193                      $11,907             $11,182
6/30/2002              $11,321                      $12,482             $11,188
7/31/2002              $11,273                      $12,605             $11,200
8/31/2002              $11,525                      $12,825             $11,238
9/30/2002              $11,684                      $12,965             $11,256
10/31/2002             $11,802                      $12,912             $11,275
11/30/2002             $11,961                      $12,928             $11,275
12/31/2002             $12,561                      $13,578             $11,250
1/31/2003              $12,842                      $13,764             $11,300
2/28/2003              $13,096                      $13,957             $11,387
3/31/2003              $13,126                      $14,000             $11,455
4/30/2003              $13,554                      $14,167             $11,430
5/31/2003              $14,467                      $14,782             $11,412
6/30/2003              $14,309                      $14,543             $11,424
7/31/2003              $13,748                      $14,111             $11,437
8/31/2003              $13,603                      $14,034             $11,480
9/30/2003              $14,446                      $14,830             $11,517
10/31/2003             $14,271                      $14,756             $11,505
11/30/2003             $14,519                      $15,004             $11,474
12/31/2003             $15,235                      $15,602             $11,461
1/31/2004              $15,204                      $15,644             $11,517
2/29/2004              $15,428                      $15,668             $11,580
3/31/2004              $15,519                      $15,893             $11,654
4/30/2004              $14,960                      $15,212             $11,692
5/31/2004              $15,022                      $15,331             $11,760
6/30/2004              $15,007                      $15,364             $11,797
7/31/2004              $15,067                      $15,286             $11,779
8/31/2004              $15,405                      $15,648             $11,785
9/30/2004              $15,822                      $15,868             $11,810
10/31/2004             $16,318                      $16,337             $11,872
11/30/2004             $17,111                      $16,927             $11,878
12/31/2004             $17,462                      $17,217             $11,835
1/31/2005              $17,196                      $16,975             $11,859
2/28/2005              $17,496                      $17,000             $11,928
3/31/2005              $17,115                      $16,773             $12,021
4/30/2005              $17,131                      $17,023             $12,102
5/31/2005              $16,939                      $16,679             $12,090
6/30/2005              $16,811                      $16,533             $12,096
7/31/2005              $16,844                      $16,372             $12,152
8/31/2005              $16,924                      $16,667             $12,214
9/30/2005              $16,810                      $16,348             $12,363
10/31/2005             $16,713                      $16,050             $12,388
11/30/2005             $16,681                      $15,854             $12,289
12/31/2005             $16,926                      $16,033             $12,239
1/31/2006              $17,567                      $16,241             $12,332
2/28/2006              $17,567                      $16,157             $12,357
3/31/2006              $17,501                      $15,968             $12,425
4/30/2006              $18,166                      $16,350             $12,531
5/31/2006              $18,158                      $16,649             $12,593
6/30/2006              $17,949                      $16,475             $12,618
7/31/2006              $18,194                      $16,607             $12,655
8/31/2006              $18,270                      $16,760             $12,680
9/30/2006              $18,295                      $16,713             $12,618
10/31/2006             $18,662                      $16,872             $12,550
11/30/2006             $19,083                      $17,336             $12,531
12/31/2006             $19,212                      $17,014             $12,550
1/31/2007              $19,099                      $16,783             $12,588
2/28/2007              $19,265                      $17,172             $12,655
3/31/2007              $19,572                      $17,210             $12,771
4/30/2007              $20,074                      $17,399             $12,854
5/31/2007              $20,331                      $17,046             $12,932
6/30/2007              $20,269                      $16,945             $12,957
7/31/2007              $20,438                      $17,447             $12,954
8/31/2007              $20,018                      $17,730             $12,930

AVERAGE ANNUAL TOTAL RETURN

-------------------------------
CLASS A                 8/31/07
-------------------------------
1-Year                   +4.90%
-------------------------------
5-Year                  +10.72%
-------------------------------
10-Year                  +7.19%
-------------------------------

CLASS C (9/1/97-8/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                          Citigroup World Government
   Date      Templeton Global Bond Fund          Bond Index 6            CPI 6
--------------------------------------------------------------------------------
9/1/1997               $10,000                      $10,000             $10,000
9/30/1997              $10,160                      $10,213             $10,025
10/31/1997             $10,187                      $10,425             $10,050
11/30/1997             $10,169                      $10,265             $10,044
12/31/1997             $10,166                      $10,234             $10,031
1/31/1998              $10,162                      $10,333             $10,050
2/28/1998              $10,211                      $10,417             $10,068
3/31/1998              $10,218                      $10,314             $10,087
4/30/1998              $10,267                      $10,479             $10,106
5/31/1998              $10,285                      $10,504             $10,124
6/30/1998              $10,303                      $10,519             $10,137
7/31/1998              $10,289                      $10,533             $10,149
8/31/1998              $10,246                      $10,820             $10,162
9/30/1998              $10,566                      $11,395             $10,174
10/31/1998             $10,605                      $11,733             $10,199
11/30/1998             $10,579                      $11,567             $10,199
12/31/1998             $10,673                      $11,800             $10,193
1/31/1999              $10,658                      $11,692             $10,218
2/28/1999              $10,255                      $11,316             $10,230
3/31/1999              $10,318                      $11,345             $10,261
4/30/1999              $10,415                      $11,340             $10,336
5/31/1999              $10,187                      $11,149             $10,336
6/30/1999              $10,082                      $10,954             $10,336
7/31/1999              $10,159                      $11,222             $10,367
8/31/1999              $10,101                      $11,274             $10,392
9/30/1999              $10,212                      $11,450             $10,442
10/31/1999             $10,184                      $11,444             $10,460
11/30/1999             $10,051                      $11,325             $10,466
12/31/1999             $10,117                      $11,297             $10,466
1/31/2000              $ 9,984                      $11,056             $10,498
2/29/2000              $10,063                      $10,977             $10,560
3/31/2000              $10,155                      $11,317             $10,647
4/30/2000              $ 9,877                      $10,947             $10,653
5/31/2000              $ 9,756                      $11,032             $10,665
6/30/2000              $10,066                      $11,300             $10,721
7/31/2000              $ 9,966                      $11,109             $10,746
8/31/2000              $ 9,865                      $11,025             $10,746
9/30/2000              $ 9,826                      $11,003             $10,802
10/31/2000             $ 9,601                      $10,864             $10,821
11/30/2000             $ 9,773                      $11,079             $10,827
12/31/2000             $10,358                      $11,476             $10,821
1/31/2001              $10,431                      $11,462             $10,889
2/28/2001              $10,339                      $11,457             $10,933
3/31/2001              $10,081                      $11,127             $10,958
4/30/2001              $10,077                      $11,087             $11,001
5/31/2001              $ 9,918                      $11,054             $11,051
6/30/2001              $10,005                      $10,953             $11,070
7/31/2001              $10,159                      $11,229             $11,039
8/31/2001              $10,575                      $11,651             $11,039
9/30/2001              $10,517                      $11,736             $11,088
10/31/2001             $10,672                      $11,829             $11,051
11/30/2001             $10,755                      $11,663             $11,032
12/31/2001             $10,759                      $11,363             $10,989
1/31/2002              $10,681                      $11,153             $11,014
2/28/2002              $10,928                      $11,210             $11,057
3/31/2002              $10,945                      $11,180             $11,119
4/30/2002              $11,291                      $11,580             $11,182
5/31/2002              $11,474                      $11,907             $11,182
6/30/2002              $11,602                      $12,482             $11,188
7/31/2002              $11,549                      $12,605             $11,200
8/31/2002              $11,804                      $12,825             $11,238
9/30/2002              $11,962                      $12,965             $11,256
10/31/2002             $12,093                      $12,912             $11,275
11/30/2002             $12,238                      $12,928             $11,275
12/31/2002             $12,848                      $13,578             $11,250
1/31/2003              $13,131                      $13,764             $11,300
2/28/2003              $13,387                      $13,957             $11,387
3/31/2003              $13,412                      $14,000             $11,455
4/30/2003              $13,844                      $14,167             $11,430
5/31/2003              $14,772                      $14,782             $11,412
6/30/2003              $14,605                      $14,543             $11,424
7/31/2003              $14,028                      $14,111             $11,437
8/31/2003              $13,890                      $14,034             $11,480
9/30/2003              $14,744                      $14,830             $11,517
10/31/2003             $14,561                      $14,756             $11,505
11/30/2003             $14,794                      $15,004             $11,474
12/31/2003             $15,534                      $15,602             $11,461
1/31/2004              $15,482                      $15,644             $11,517
2/29/2004              $15,705                      $15,668             $11,580
3/31/2004              $15,792                      $15,893             $11,654
4/30/2004              $15,218                      $15,212             $11,692
5/31/2004              $15,275                      $15,331             $11,760
6/30/2004              $15,271                      $15,364             $11,797
7/31/2004              $15,311                      $15,286             $11,779
8/31/2004              $15,649                      $15,648             $11,785
9/30/2004              $16,067                      $15,868             $11,810
10/31/2004             $16,581                      $16,337             $11,872
11/30/2004             $17,365                      $16,927             $11,878
12/31/2004             $17,714                      $17,217             $11,835
1/31/2005              $17,438                      $16,975             $11,859
2/28/2005              $17,752                      $17,000             $11,928
3/31/2005              $17,345                      $16,773             $12,021
4/30/2005              $17,355                      $17,023             $12,102
5/31/2005              $17,155                      $16,679             $12,090
6/30/2005              $17,036                      $16,533             $12,096
7/31/2005              $17,047                      $16,372             $12,152
8/31/2005              $17,123                      $16,667             $12,214
9/30/2005              $17,018                      $16,348             $12,363
10/31/2005             $16,898                      $16,050             $12,388
11/30/2005             $16,876                      $15,854             $12,289
12/31/2005             $17,101                      $16,033             $12,239
1/31/2006              $17,759                      $16,241             $12,332
2/28/2006              $17,737                      $16,157             $12,357
3/31/2006              $17,665                      $15,968             $12,425
4/30/2006              $18,347                      $16,350             $12,531
5/31/2006              $18,333                      $16,649             $12,593
6/30/2006              $18,099                      $16,475             $12,618
7/31/2006              $18,357                      $16,607             $12,655
8/31/2006              $18,410                      $16,760             $12,680
9/30/2006              $18,430                      $16,713             $12,618
10/31/2006             $18,811                      $16,872             $12,550
11/30/2006             $19,227                      $17,336             $12,531
12/31/2006             $19,334                      $17,014             $12,550
1/31/2007              $19,214                      $16,783             $12,588
2/28/2007              $19,374                      $17,172             $12,655
3/31/2007              $19,676                      $17,210             $12,771
4/30/2007              $20,192                      $17,399             $12,854
5/31/2007              $20,425                      $17,046             $12,932
6/30/2007              $20,356                      $16,945             $12,957
7/31/2007              $20,536                      $17,447             $12,954
8/31/2007              $20,108                      $17,730             $12,930

AVERAGE ANNUAL TOTAL RETURN

-------------------------------
CLASS C                 8/31/07
-------------------------------
1-Year                   +8.22%
-------------------------------
5-Year                  +11.24%
-------------------------------
10-Year                  +7.24%
-------------------------------


                                                              Annual Report | 11



Performance Summary (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN

-------------------------------
ADVISOR CLASS 5         8/31/07
-------------------------------
1-Year                   +9.97%
-------------------------------
5-Year                  +11.95%
-------------------------------
10-Year                  +7.92%
-------------------------------

ADVISOR CLASS (9/1/97-8/31/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                          Citigroup World Government
   Date      Templeton Global Bond Fund          Bond Index 6            CPI 6
--------------------------------------------------------------------------------
9/1/1997               $10,000                      $10,000             $10,000
9/30/1997              $10,165                      $10,213             $10,025
10/31/1997             $10,198                      $10,425             $10,050
11/30/1997             $10,184                      $10,265             $10,044
12/31/1997             $10,188                      $10,234             $10,031
1/31/1998              $10,190                      $10,333             $10,050
2/28/1998              $10,244                      $10,417             $10,068
3/31/1998              $10,257                      $10,314             $10,087
4/30/1998              $10,312                      $10,479             $10,106
5/31/1998              $10,336                      $10,504             $10,124
6/30/1998              $10,359                      $10,519             $10,137
7/31/1998              $10,340                      $10,533             $10,149
8/31/1998              $10,308                      $10,820             $10,162
9/30/1998              $10,636                      $11,395             $10,174
10/31/1998             $10,684                      $11,733             $10,199
11/30/1998             $10,654                      $11,567             $10,199
12/31/1998             $10,766                      $11,800             $10,193
1/31/1999              $10,757                      $11,692             $10,218
2/28/1999              $10,356                      $11,316             $10,230
3/31/1999              $10,426                      $11,345             $10,261
4/30/1999              $10,518                      $11,340             $10,336
5/31/1999              $10,293                      $11,149             $10,336
6/30/1999              $10,192                      $10,954             $10,336
7/31/1999              $10,275                      $11,222             $10,367
8/31/1999              $10,228                      $11,274             $10,392
9/30/1999              $10,337                      $11,450             $10,442
10/31/1999             $10,328                      $11,444             $10,460
11/30/1999             $10,200                      $11,325             $10,466
12/31/1999             $10,259                      $11,297             $10,466
1/31/2000              $10,130                      $11,056             $10,498
2/29/2000              $10,216                      $10,977             $10,560
3/31/2000              $10,315                      $11,317             $10,647
4/30/2000              $10,049                      $10,947             $10,653
5/31/2000              $ 9,918                      $11,032             $10,665
6/30/2000              $10,252                      $11,300             $10,721
7/31/2000              $10,144                      $11,109             $10,746
8/31/2000              $10,059                      $11,025             $10,746
9/30/2000              $10,025                      $11,003             $10,802
10/31/2000             $ 9,801                      $10,864             $10,821
11/30/2000             $ 9,969                      $11,079             $10,827
12/31/2000             $10,573                      $11,476             $10,821
1/31/2001              $10,653                      $11,462             $10,889
2/28/2001              $10,565                      $11,457             $10,933
3/31/2001              $10,306                      $11,127             $10,958
4/30/2001              $10,308                      $11,087             $11,001
5/31/2001              $10,151                      $11,054             $11,051
6/30/2001              $10,245                      $10,953             $11,070
7/31/2001              $10,409                      $11,229             $11,039
8/31/2001              $10,842                      $11,651             $11,039
9/30/2001              $10,789                      $11,736             $11,088
10/31/2001             $10,955                      $11,829             $11,051
11/30/2001             $11,033                      $11,663             $11,032
12/31/2001             $11,043                      $11,363             $10,989
1/31/2002              $10,981                      $11,153             $11,014
2/28/2002              $11,242                      $11,210             $11,057
3/31/2002              $11,265                      $11,180             $11,119
4/30/2002              $11,628                      $11,580             $11,182
5/31/2002              $11,823                      $11,907             $11,182
6/30/2002              $11,962                      $12,482             $11,188
7/31/2002              $11,913                      $12,605             $11,200
8/31/2002              $12,183                      $12,825             $11,238
9/30/2002              $12,353                      $12,965             $11,256
10/31/2002             $12,481                      $12,912             $11,275
11/30/2002             $12,637                      $12,928             $11,275
12/31/2002             $13,276                      $13,578             $11,250
1/31/2003              $13,576                      $13,764             $11,300
2/28/2003              $13,848                      $13,957             $11,387
3/31/2003              $13,883                      $14,000             $11,455
4/30/2003              $14,339                      $14,167             $11,430
5/31/2003              $15,311                      $14,782             $11,412
6/30/2003              $15,146                      $14,543             $11,424
7/31/2003              $14,554                      $14,111             $11,437
8/31/2003              $14,419                      $14,034             $11,480
9/30/2003              $15,316                      $14,830             $11,517
10/31/2003             $15,134                      $14,756             $11,505
11/30/2003             $15,385                      $15,004             $11,474
12/31/2003             $16,149                      $15,602             $11,461
1/31/2004              $16,119                      $15,644             $11,517
2/29/2004              $16,361                      $15,668             $11,580
3/31/2004              $16,461                      $15,893             $11,654
4/30/2004              $15,870                      $15,212             $11,692
5/31/2004              $15,939                      $15,331             $11,760
6/30/2004              $15,943                      $15,364             $11,797
7/31/2004              $15,994                      $15,286             $11,779
8/31/2004              $16,356                      $15,648             $11,785
9/30/2004              $16,803                      $15,868             $11,810
10/31/2004             $17,335                      $16,337             $11,872
11/30/2004             $18,183                      $16,927             $11,878
12/31/2004             $18,561                      $17,217             $11,835
1/31/2005              $18,281                      $16,975             $11,859
2/28/2005              $18,604                      $17,000             $11,928
3/31/2005              $18,202                      $16,773             $12,021
4/30/2005              $18,223                      $17,023             $12,102
5/31/2005              $18,022                      $16,679             $12,090
6/30/2005              $17,889                      $16,533             $12,096
7/31/2005              $17,928                      $16,372             $12,152
8/31/2005              $18,018                      $16,667             $12,214
9/30/2005              $17,900                      $16,348             $12,363
10/31/2005             $17,799                      $16,050             $12,388
11/30/2005             $17,769                      $15,854             $12,289
12/31/2005             $18,034                      $16,033             $12,239
1/31/2006              $18,723                      $16,241             $12,332
2/28/2006              $18,727                      $16,157             $12,357
3/31/2006              $18,660                      $15,968             $12,425
4/30/2006              $19,375                      $16,350             $12,531
5/31/2006              $19,370                      $16,649             $12,593
6/30/2006              $19,133                      $16,475             $12,618
7/31/2006              $19,416                      $16,607             $12,655
8/31/2006              $19,483                      $16,760             $12,680
9/30/2006              $19,515                      $16,713             $12,618
10/31/2006             $19,930                      $16,872             $12,550
11/30/2006             $20,384                      $17,336             $12,531
12/31/2006             $20,508                      $17,014             $12,550
1/31/2007              $20,392                      $16,783             $12,588
2/28/2007              $20,573                      $17,172             $12,655
3/31/2007              $20,906                      $17,210             $12,771
4/30/2007              $21,467                      $17,399             $12,854
5/31/2007              $21,728                      $17,046             $12,932
6/30/2007              $21,666                      $16,945             $12,957
7/31/2007              $21,870                      $17,447             $12,954
8/31/2007              $21,428                      $17,730             $12,930

ENDNOTES

CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF THE FUND'S PORTFOLIO AND ITS SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Sources: Citigroup; Standard & Poor's Micropal. The Citigroup World Government Bond Index is market capitalization weighted and tracks total returns of government bonds in 22 developed countries globally. The Consumer Price Index
(CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


12 | Annual Report



Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 13



Your Fund's Expenses (CONTINUED)

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                           VALUE 3/1/07         VALUE 8/31/07     PERIOD* 3/1/07-8/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,039.10                $5.14
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,020.16                $5.09
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,037.90                $7.19
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,018.15                $7.12
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,041.40                $3.86
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,021.42                $3.82
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.00%; C: 1.40%; and Advisor: 0.75%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


14 | Annual Report



Templeton Income Trust

FINANCIAL HIGHLIGHTS

TEMPLETON GLOBAL BOND FUND

                                                                     ---------------------------------------------------------------
                                                                                          YEAR ENDED AUGUST 31,
CLASS A                                                                    2007          2006          2005        2004        2003
                                                                     ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................  $    10.78    $    10.47    $    10.00    $   9.39    $   8.40
                                                                     ---------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................................        0.46          0.38          0.36        0.38        0.38
   Net realized and unrealized gains (losses) .....................        0.55          0.43          0.62        0.85        1.11
                                                                     ---------------------------------------------------------------
Total from investment operations ..................................        1.01          0.81          0.98        1.23        1.49
                                                                     ---------------------------------------------------------------
Less distributions from:
   Net investment income and net realized foreign currency gains ..       (0.63)        (0.50)        (0.51)      (0.62)      (0.50)
   Net realized gains .............................................       (0.01)           --            --          --          --
                                                                     ---------------------------------------------------------------
Total distributions ...............................................       (0.64)        (0.50)        (0.51)      (0.62)      (0.50)
                                                                     ---------------------------------------------------------------
Redemption fees ...................................................          -- d          -- d          -- d        -- d        --
                                                                     ---------------------------------------------------------------
Net asset value, end of year ......................................  $    11.15    $    10.78    $    10.47    $  10.00    $   9.39
                                                                     ===============================================================

Total return c ....................................................        9.57%         7.95%         9.86%      13.24%      18.03%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................................        0.99% e       1.03% e       1.05% e     1.13% e     1.10%
Net investment income .............................................        4.17%         3.59%         3.41%       3.80%       4.11%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................  $3,853,706    $1,858,368    $1,279,144    $575,480    $351,771
Portfolio turnover rate ...........................................       44.33%        39.14%        27.92%      31.48%      63.64%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15



Templeton Income Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

TEMPLETON GLOBAL BOND FUND

                                                                       -------------------------------------------------------------
                                                                                           YEAR ENDED AUGUST 31,
CLASS C                                                                    2007          2006          2005        2004        2003
                                                                       -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................    $  10.79      $  10.48      $  10.01    $   9.40     $  8.41
                                                                       -------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................................        0.42          0.34          0.32        0.34        0.34
   Net realized and unrealized gains (losses) .....................        0.56          0.43          0.62        0.85        1.11
                                                                       -------------------------------------------------------------
Total from investment operations ..................................        0.98          0.77          0.94        1.19        1.45
                                                                       -------------------------------------------------------------
Less distributions from:
   Net investment income and net realized foreign currency gains ..       (0.59)        (0.46)        (0.47)      (0.58)      (0.46)
   Net realized gains .............................................       (0.01)           --            --          --          --
                                                                       -------------------------------------------------------------
Total distributions ...............................................       (0.60)        (0.46)        (0.47)      (0.58)      (0.46)
                                                                       -------------------------------------------------------------
Redemption fees ...................................................          -- d          -- d          -- d        -- d        --
                                                                       -------------------------------------------------------------
Net asset value, end of year ......................................    $  11.17      $  10.79      $  10.48    $  10.01     $  9.40
                                                                       =============================================================

Total return c ....................................................        9.22%         7.52%         9.42%      12.66%      17.67%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................................        1.39% e       1.42% e       1.45% e     1.53% e     1.50%
Net investment income .............................................        3.77%         3.20%         3.01%       3.40%       3.71%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................    $993,769      $467,302      $351,391    $141,485     $74,102
Portfolio turnover rate ...........................................       44.33%        39.14%        27.92%      31.48%      63.64%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report



Templeton Income Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

TEMPLETON GLOBAL BOND FUND

                                                                     ---------------------------------------------------------------
                                                                                          YEAR ENDED AUGUST 31,
ADVISOR CLASS                                                              2007          2006          2005        2004        2003
                                                                     ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................  $    10.75      $  10.45      $   9.98    $   9.38     $  8.39
                                                                     ---------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................................        0.49          0.41          0.39        0.40        0.40
   Net realized and unrealized gains (losses) .....................        0.56          0.42          0.62        0.84        1.11
                                                                     ---------------------------------------------------------------
Total from investment operations ..................................        1.05          0.83          1.01        1.24        1.51
                                                                     ---------------------------------------------------------------
Less distributions from:
   Net investment income and net realized foreign currency gains ..       (0.66)        (0.53)        (0.54)      (0.64)      (0.52)
   Net realized gains .............................................       (0.01)           --            --          --          --
                                                                     ---------------------------------------------------------------
Total distributions ...............................................       (0.67)        (0.53)        (0.54)      (0.64)      (0.52)
                                                                     ---------------------------------------------------------------
Redemption fees ...................................................          -- c          -- c          -- c        -- c        --
                                                                     ---------------------------------------------------------------
Net asset value, end of year ......................................  $    11.13      $  10.75      $  10.45    $   9.98     $  9.38
                                                                     ===============================================================

Total return ......................................................        9.97%         8.14%        10.16%      13.43%      18.35%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................................        0.74% d       0.78% d       0.80% d     0.88% d     0.85%
Net investment income .............................................        4.42%         3.84%         3.66%       4.05%       4.36%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................  $1,156,962      $444,064      $268,413    $117,398     $50,480
Portfolio turnover rate ...........................................       44.33%        39.14%        27.92%      31.48%      63.64%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

d Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17



Templeton Income Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
  TEMPLETON GLOBAL BOND FUND                                                                  PRINCIPAL AMOUNT a         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  BONDS 73.4%
  ARGENTINA 2.7%
  Government of Argentina,
 b,c FRN, 5.475%, 8/03/12 ...............................................................       237,220,000         $   130,007,799
   d GDP Linked Security, 12/15/35 ......................................................        60,730,000   EUR         8,108,378
   d GDP Linked Security, 12/15/35 ......................................................       186,580,000              21,363,410
                                                                                                                    ----------------
                                                                                                                        159,479,587
                                                                                                                    ----------------
  AUSTRALIA 2.3%
  New South Wales Treasury Corp., 8.00%, 3/01/08 ........................................       105,000,000   AUD        86,474,611
  Queensland Treasury Corp.,
     07G, 8.00%, 9/14/07 ................................................................        53,260,000   AUD        43,583,459
     6.00%, 7/14/09 .....................................................................        10,300,000   AUD         8,347,208
                                                                                                                    ----------------
                                                                                                                        138,405,278
                                                                                                                    ----------------
  AUSTRIA 0.1%
  Government of Austria, 4.00%, 7/15/09 .................................................         4,400,000   EUR         5,984,897
                                                                                                                    ----------------
  BRAZIL 6.9%
  Nota Do Tesouro Nacional,
     9.762%, 1/01/12 ....................................................................           193,210 e BRL        92,265,480
     9.762%, 1/01/14 ....................................................................            78,500 e BRL        36,689,844
     9.762%, 1/01/17 ....................................................................           349,070 e BRL       159,135,159
   f Index Linked, 6.00%, 5/15/15 .......................................................            25,800 e BRL        20,388,727
   f Index Linked, 6.00%, 5/15/45 .......................................................           131,725 e BRL       103,583,453
                                                                                                                    ----------------
                                                                                                                        412,062,663
                                                                                                                    ----------------
  CANADA 4.0%
  Government of Canada,
     4.50%, 9/01/07 .....................................................................         2,350,000   CAD         2,225,590
     10.00%, 6/01/08 ....................................................................        95,945,000   CAD        94,478,234
  Province of Manitoba,
     5.75%, 6/02/08 .....................................................................        13,050,000   CAD        12,463,992
     6.375%, 9/01/15 ....................................................................        25,200,000   NZD        16,564,882
  Province of Newfoundland, 5.90%, 12/12/07 .............................................         4,800,000   CAD         4,560,627
  Province of Ontario,
     6.125%, 9/12/07 ....................................................................        79,070,000   CAD        74,885,216
     3.875%, 3/08/08 ....................................................................        32,380,000   CAD        30,556,546
     6.25%, 6/16/15 .....................................................................        10,115,000   NZD         6,573,573
                                                                                                                    ----------------
                                                                                                                        242,308,660
                                                                                                                    ----------------
  GERMANY 3.1%
  KfW Bankengruppe,
   b FRN, 0.60%, 8/08/11 ................................................................    16,170,000,000   JPY       139,748,656
     senior note, 8.25%, 9/20/07 ........................................................     3,005,000,000   ISK        47,059,380
                                                                                                                    ----------------
                                                                                                                        186,808,036
                                                                                                                    ----------------


18 | Annual Report



Templeton Income Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
  TEMPLETON GLOBAL BOND FUND                                                                  PRINCIPAL AMOUNT a         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  BONDS (CONTINUED)
  INDONESIA 6.5%
  Government of Indonesia,
     13.15%, 3/15/10 ....................................................................    33,650,000,000   IDR   $     3,950,917
     15.425%, 9/15/10 ...................................................................    23,800,000,000   IDR         2,976,997
     10.00%, 10/15/11 ...................................................................    12,660,000,000   IDR         1,375,605
     13.15%, 1/15/12 ....................................................................    10,900,000,000   IDR         1,315,645
     11.00%, 12/15/12 ...................................................................     8,700,000,000   IDR           983,800
     14.25%, 6/15/13 ....................................................................   194,977,000,000   IDR        25,176,737
     14.275%, 12/15/13 ..................................................................   301,008,000,000   IDR        39,252,858
     11.00%, 10/15/14 ...................................................................   112,410,000,000   IDR        12,781,725
     9.50%, 6/15/15 .....................................................................    37,750,000,000   IDR         3,973,497
     10.75%, 5/15/16 ....................................................................   113,310,000,000   IDR        12,746,027
     10.00%, 7/15/17 ....................................................................   104,700,000,000   IDR        11,412,185
     15.00%, 7/15/18 ....................................................................     1,150,000,000   IDR           162,829
     11.50%, 9/15/19 ....................................................................   133,190,000,000   IDR        15,663,623
     11.00%, 11/15/20 ...................................................................   401,970,000,000   IDR        45,433,986
     12.80%, 6/15/21 ....................................................................   243,940,000,000   IDR        31,052,147
     12.90%, 6/15/22 ....................................................................    60,210,000,000   IDR         7,770,390
     10.25%, 7/15/22 ....................................................................   119,000,000,000   IDR        12,832,674
     11.75%, 8/15/23 ....................................................................    63,865,000,000   IDR         7,630,546
     10.00%, 9/15/24 ....................................................................    27,000,000,000   IDR         2,830,359
     11.00%, 9/15/25 ....................................................................   623,820,000,000   IDR        70,765,143
     12.00%, 9/15/26 ....................................................................    66,550,000,000   IDR         8,140,349
     10.25%, 7/15/27 ....................................................................   563,820,000,000   IDR        60,189,702
     9.75%, 5/15/37 .....................................................................    84,550,000,000   IDR         8,549,907
                                                                                                                    ----------------
                                                                                                                        386,967,648
                                                                                                                    ----------------
  IRAQ 1.0%
g Government of Iraq, Reg S, 5.80%, 1/15/28 .............................................       108,450,000              62,290,969
                                                                                                                    ----------------
  MALAYSIA 6.2%
  Government of Malaysia,
     8.60%, 12/01/07 ....................................................................       239,060,000   MYR        69,088,784
     3.135%, 12/17/07 ...................................................................        64,345,000   MYR        18,352,585
     3.546%, 1/11/08 ....................................................................        95,510,000   MYR        27,276,881
     3.569%, 2/14/08 ....................................................................       256,920,000   MYR        73,388,943
     7.60%, 3/15/08 .....................................................................        42,000,000   MYR        12,247,951
     3.17%, 5/15/08 .....................................................................       175,000,000   MYR        49,840,465
     6.45%, 7/01/08 .....................................................................       159,282,000   MYR        46,542,209
     3.917%, 9/30/08 ....................................................................         5,200,000   MYR         1,490,424
     4.305%, 2/27/09 ....................................................................       116,825,000   MYR        33,714,697
     7.00%, 3/15/09 .....................................................................       140,240,000   MYR        42,074,003
                                                                                                                    ----------------
                                                                                                                        374,016,942
                                                                                                                    ----------------
  MEXICO 4.1%
  Government of Mexico,
     8.00%, 12/17/15 ....................................................................         6,970,000 h MXN        63,870,451
     10.00%, 12/05/24 ...................................................................        16,845,000 h MXN       183,972,384
                                                                                                                    ----------------
                                                                                                                        247,842,835
                                                                                                                    ----------------


                                                              Annual Report | 19



Templeton Income Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
  TEMPLETON GLOBAL BOND FUND                                                                  PRINCIPAL AMOUNT a         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  BONDS (CONTINUED)
  NEW ZEALAND 0.3%
  Government of New Zealand,
     7.00%, 7/15/09 .....................................................................         6,888,000   NZD   $     4,824,750
     6.00%, 11/15/11 ....................................................................        10,837,000   NZD         7,430,558
     6.50%, 4/15/13 .....................................................................         6,650,000   NZD         4,667,265
                                                                                                                    ----------------
                                                                                                                         16,922,573
                                                                                                                    ----------------
  PERU 1.1%
  Government of Peru,
     7.84%, 8/12/20 .....................................................................        74,675,000   PEN        26,063,147
     Series 7, 8.60%, 8/12/17 ...........................................................       110,435,000   PEN        40,070,658
                                                                                                                    ----------------
                                                                                                                         66,133,805
                                                                                                                    ----------------
  PHILIPPINES 0.4%
g Government of the Philippines, Reg S, 9.125%, 2/22/10 .................................        15,795,000   EUR        23,198,675
                                                                                                                    ----------------
  POLAND 4.3%
  Government of Poland,
     6.00%, 5/24/09 .....................................................................       229,820,000   PLN        82,843,251
     5.75%, 9/23/22 .....................................................................       495,970,000   PLN       175,638,916
                                                                                                                    ----------------
                                                                                                                        258,482,167
                                                                                                                    ----------------
  SINGAPORE 1.2%
  Government of Singapore,
     2.625%, 10/01/07 ...................................................................        36,725,000   SGD        24,094,655
     1.50%, 4/01/08 .....................................................................         7,500,000   SGD         4,897,422
     5.625%, 7/01/08 ....................................................................        61,985,000   SGD        41,752,505
                                                                                                                    ----------------
                                                                                                                         70,744,582
                                                                                                                    ----------------
  SLOVAK REPUBLIC 0.9%
  Government of Slovakia,
     4.95%, 3/05/08 .....................................................................       297,900,000   SKK        12,099,480
     4.80%, 4/14/09 .....................................................................       680,500,000   SKK        27,719,382
     4.90%, 2/05/10 .....................................................................        18,000,000   SKK           737,551
     7.50%, 3/13/12 .....................................................................        59,000,000   SKK         2,684,024
     4.90%, 2/11/14 .....................................................................       147,000,000   SKK         6,060,733
     5.30%, 5/12/19 .....................................................................       120,600,000   SKK         5,140,392
                                                                                                                    ----------------
                                                                                                                         54,441,562
                                                                                                                    ----------------
  SOUTH AFRICA 0.0% i
  Government of South Africa, 5.25%, 5/16/13 ............................................         1,200,000   EUR         1,644,215
                                                                                                                    ----------------
  SOUTH KOREA 5.9%
  Government of Korea, 5.77%, 10/09/07 ..................................................    27,800,000,000   KRW        29,643,496
  Korea Treasury Note,
     3.75%, 9/10/07 .....................................................................    26,550,000,000   KRW        28,291,561
     4.25%, 3/10/08 .....................................................................    15,000,000,000   KRW        15,903,477
     4.75%, 3/12/08 .....................................................................    96,800,000,000   KRW       102,866,233
     4.25%, 9/10/08 .....................................................................   166,051,330,000   KRW       175,028,098
                                                                                                                    ----------------
                                                                                                                        351,732,865
                                                                                                                    ----------------


20 | Annual Report



Templeton Income Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
  TEMPLETON GLOBAL BOND FUND                                                                  PRINCIPAL AMOUNT a         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  BONDS (CONTINUED)
j SUPRANATIONAL 9.6%
  European Bank For Reconstruction & Development, senior note, 5.10%, 6/12/09 ...........       485,000,000   PLN   $   173,513,982
  European Investment Bank,
     4.00%, 4/15/09 .....................................................................        67,500,000   SEK         9,760,375
   b senior note, FRN, 0.525%, 9/21/11 ..................................................    20,970,000,000   JPY       181,139,942
  Inter-American Development Bank,
     6.00%, 12/15/17 ....................................................................        10,200,000   NZD         6,553,298
     senior note, 7.50%, 12/05/24 .......................................................     2,473,000,000   MXN       207,239,520
                                                                                                                    ----------------
                                                                                                                        578,207,117
                                                                                                                    ----------------
  SWEDEN 10.8%
  Government of Sweden,
     6.50%, 5/05/08 .....................................................................     1,706,400,000   SEK       251,500,206
     5.00%, 1/28/09 .....................................................................     2,395,000,000   SEK       351,677,832
   k Strip, 9/17/08 .....................................................................       335,000,000   SEK        46,661,842
                                                                                                                    ----------------
                                                                                                                        649,839,880
                                                                                                                    ----------------
  THAILAND 0.0% i
  Bank of Thailand Bond, 5.375%, 4/07/08 ................................................        61,000,000   THB         1,800,473
                                                                                                                    ----------------
  UNITED STATES 2.0%
  FNMA,
     2.125%, 10/09/07 ...................................................................    10,880,000,000   JPY        94,062,716
     1.75%, 3/26/08 .....................................................................     3,050,000,000   JPY        26,458,032
                                                                                                                    ----------------
                                                                                                                        120,520,748
                                                                                                                    ----------------
  TOTAL BONDS (COST $4,327,455,757) .....................................................                             4,409,836,177
                                                                                                                    ----------------
  SHORT TERM INVESTMENTS 24.3%
  FOREIGN GOVERNMENT AND AGENCY SECURITIES 16.4%
  EGYPT 4.8%
k Egypt Certificate of Deposit, 9/12/07 .................................................       117,000,000   EGP        20,641,029
k Egypt Treasury Bills, 9/04/07 - 8/26/08 ...............................................     1,586,800,000   EGP       269,473,695
                                                                                                                    ----------------
                                                                                                                        290,114,724
                                                                                                                    ----------------
  MALAYSIA 5.3%
  Government of Malaysia,
     3.541%, 7/08/08 ....................................................................        68,450,000   MYR        19,525,306
     3.562%, 7/15/08 ....................................................................        80,100,000   MYR        22,873,623
k Malaysia Treasury Bills, 11/01/07 - 6/06/08 ...........................................       983,307,000   MYR       276,493,990
                                                                                                                    ----------------
                                                                                                                        318,892,919
                                                                                                                    ----------------
  NORWAY 5.1%
k Norway Treasury Bills, 9/19/07 - 3/19/08 ..............................................     1,827,765,000   NOK       307,553,070
                                                                                                                    ----------------


                                                              Annual Report | 21



Templeton Income Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
  TEMPLETON GLOBAL BOND FUND                                                                  PRINCIPAL AMOUNT a         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
  SWEDEN 1.2%
k Government of Sweden, Strip, 6/18/08 ..................................................       335,000,000   SEK        47,137,138
k Sweden Treasury Bill, 12/19/07 ........................................................       166,215,000   SEK        23,848,217
                                                                                                                    ----------------
                                                                                                                         70,985,355
                                                                                                                    ----------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $970,342,928) ....................                           $   987,546,068
                                                                                                                    ----------------
  TIME DEPOSITS 7.9%
  UNITED STATES 7.9%
  Dresdner Bank AG, 5.31%, 9/04/07 ......................................................       242,545,000             242,545,000
  Royal Bank of Scotland PLC, 5.25%, 9/04/07 ............................................       230,000,000             230,000,000
                                                                                                                    ----------------
  TOTAL TIME DEPOSITS (COST $472,545,000) ...............................................                               472,545,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $1,442,887,928) ....................................                             1,460,091,068
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $5,770,343,685) 97.7% .........................................                             5,869,927,245
  NET UNREALIZED GAIN ON FORWARD CONTRACTS 0.2% .........................................                                10,754,352
  OTHER ASSETS, LESS LIABILITIES 2.1% ...................................................                               123,755,391
                                                                                                                    ----------------
  NET ASSETS 100.0% .....................................................................                           $ 6,004,436,988
                                                                                                                    ----------------


22 | Annual Report



Templeton Income Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENCY ABBREVIATIONS

AUD  -  Australian Dollar
BRL  -  Brazilian Real
CAD  -  Canadian Dollar
EGP  -  Egyptian Pound
EUR  -  Euro
IDR  -  Indonesian Rupiah
ISK  -  Icelandic Krona
JPY  -  Japanese Yen
KRW  -  South Korean Won
MXN  -  Mexican Peso
MYR  -  Malaysian Ringgit
NOK  -  Norwegian Krone
NZD  -  New Zealand Dollar
PEN  -  Peruvian Nuevo Sol
PLN  -  Polish Zloty
SEK  -  Swedish Krona
SGD  -  Singapore Dollar
SKK  -  Slovak Koruna
THB  -  Thai Baht

SELECTED PORTFOLIO ABBREVIATIONS

FNMA -  Federal National Mortgage Association
FRN  -  Floating Rate Note
GDP  -  Gross Domestic Product

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b The coupon rate shown represents the rate at period end.

c The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

d Securities are linked to the Argentine GDP and do not pay principal over the life of the security or at expiration. Securities entitle the holder to receive only variable income payments, subject to certain conditions, which are based on growth of the Argentine GDP and the principal or "notional" value of these GDP linked securities.

e Principal amount is stated in 1,000 Brazilian Real Units.

f Redemption price at maturity is adjusted for inflation. See Note 1(e).

g Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2007, the aggregate value of these securities was $85,489,644, representing 1.42% of net assets.

h Principal amount is stated in 100 Mexican Peso Units.

i Rounds to less than 0.1% of net assets.

j A supranational organization is an entity formed by two or more central governments through international treaties.

k The security is traded on a discount basis with no stated coupon rate.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 23



Templeton Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2007

                                                                                  ---------------
                                                                                     TEMPLETON
                                                                                    GLOBAL BOND
                                                                                       FUND
                                                                                  ---------------
Assets:
   Investments in securities:
      Cost ....................................................................   $5,770,343,685
                                                                                  ===============
      Value ...................................................................   $5,869,927,245
   Cash .......................................................................            2,776
   Foreign currency, at value (cost $16,942,142) ..............................       16,997,180
   Receivables:
      Investment securities sold ..............................................          300,000
      Capital shares sold .....................................................       32,339,211
      Dividends and interest ..................................................       88,638,639
   Unrealized gain on forward exchange contracts (Note 7) .....................       30,775,661
                                                                                  ---------------
         Total assets .........................................................    6,038,980,712
                                                                                  ---------------
Liabilities:
   Payables:
      Capital shares redeemed .................................................        7,745,575
      Affiliates ..............................................................        5,392,200
   Unrealized loss on forward exchange contracts (Note 7) .....................       20,021,309
   Accrued expenses and other liabilities .....................................        1,384,640
                                                                                  ---------------
         Total liabilities ....................................................       34,543,724
                                                                                  ---------------
         Net assets, at value .................................................   $6,004,436,988
                                                                                  ===============
Net assets consist of:
   Paid-in capital ............................................................   $5,814,257,225
   Undistributed net investment income ........................................       78,623,893
   Net unrealized appreciation (depreciation) .................................      109,905,544
   Accumulated net realized gain (loss) .......................................        1,650,326
                                                                                  ---------------
         Net assets, at value .................................................   $6,004,436,988
                                                                                  ===============
CLASS A:
   Net assets, at value .......................................................   $3,853,705,798
                                                                                  ===============
   Shares outstanding .........................................................      345,553,841
                                                                                  ===============
   Net asset value per share a ................................................   $        11.15
                                                                                  ===============
   Maximum offering price per share (net asset value per share / 95.75%) ......   $        11.65
                                                                                  ===============
CLASS C:
   Net assets, at value .......................................................   $  993,769,035
                                                                                  ===============
   Shares outstanding .........................................................       88,985,489
                                                                                  ===============
   Net asset value and maximum offering price per share a .....................   $        11.17
                                                                                  ===============
ADVISOR CLASS:
   Net assets, at value .......................................................   $1,156,962,155
                                                                                  ===============
   Shares outstanding .........................................................      103,974,926
                                                                                  ===============
   Net asset value and maximum offering price per share a .....................   $        11.13
                                                                                  ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


24 | The accompanying notes are an integral part of these financial statements.
   | Annual Report



Templeton Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the year ended August 31, 2007

                                                                                  ---------------
                                                                                     TEMPLETON
                                                                                    GLOBAL BOND
                                                                                       FUND
                                                                                  ---------------
Investment income:
   Dividends ..................................................................   $    1,685,504
   Interest (net of foreign taxes of $6,987,672) ..............................      216,312,113
                                                                                  ---------------
         Total investment income ..............................................      217,997,617
                                                                                  ---------------
Expenses:
   Management fees (Note 3a) ..................................................       17,636,113
   Administrative fees (Note 3b) ..............................................        3,741,146
   Distribution fees (Note 3c)
      Class A .................................................................        6,938,567
      Class C .................................................................        4,560,673
   Transfer agent fees (Note 3e) ..............................................        5,684,689
   Custodian fees (Note 4) ....................................................        3,039,703
   Reports to shareholders ....................................................          355,735
   Registration and filing fees ...............................................          435,231
   Professional fees ..........................................................          119,321
   Trustees' fees and expenses ................................................           72,241
   Other ......................................................................           65,095
                                                                                  ---------------
            Total expenses ....................................................       42,648,514
            Expense reductions (Note 4) .......................................          (43,157)
                                                                                  ---------------
               Net expenses ...................................................       42,605,357
                                                                                  ---------------
                  Net investment income .......................................      175,392,260
                                                                                  ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .............................................................      142,140,079
      Foreign currency transactions ...........................................        3,366,336
                                                                                  ---------------
            Net realized gain (loss) ..........................................      145,506,415
                                                                                  ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .............................................................        8,193,339
      Translation of assets and liabilities denominated in foreign
         currencies ...........................................................         (908,860)
                                                                                  ---------------
            Net change in unrealized appreciation (depreciation) ..............        7,284,479
                                                                                  ---------------
Net realized and unrealized gain (loss) .......................................      152,790,894
                                                                                  ---------------
Net increase (decrease) in net assets resulting from operations ...............   $  328,183,154
                                                                                  ===============


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 25



Templeton Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               ----------------------------------
                                                                                                   TEMPLETON GLOBAL BOND FUND
                                                                                               ----------------------------------
                                                                                                      YEAR ENDED AUGUST 31,
                                                                                                     2007              2006
                                                                                               ----------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................................   $   175,392,260   $    78,450,483
      Net realized gain (loss) from investments and foreign currency transactions ..........       145,506,415        53,107,607
      Net change in unrealized appreciation (depreciation) on investments and translation of
         assets and liabilities denominated in foreign currencies ..........................         7,284,479        35,153,829
                                                                                               ----------------------------------
            Net increase (decrease) in net assets resulting from operations ................       328,183,154       166,711,919
                                                                                               ----------------------------------
   Distributions to shareholders from:
      Net investment income and net realized foreign currency gains:
         Class A ...........................................................................      (153,681,419)      (70,005,507)
         Class C ...........................................................................       (35,965,880)      (16,949,138)
         Advisor Class .....................................................................       (43,422,714)      (16,863,788)
      Net realized gains:
         Class A ...........................................................................        (1,701,498)               --
         Class C ...........................................................................          (428,181)               --
         Advisor Class .....................................................................          (437,118)               --
                                                                                               ----------------------------------
   Total distributions to shareholders .....................................................      (235,636,810)     (103,818,433)
                                                                                               ----------------------------------
   Capital share transactions: (Note 2)
         Class A ...........................................................................     1,932,398,186       537,253,302
         Class C ...........................................................................       511,467,700       105,115,264
         Advisor Class .....................................................................       698,247,570       165,495,437
                                                                                               ----------------------------------
   Total capital share transactions ........................................................     3,142,113,456       807,864,003
                                                                                               ----------------------------------
   Redemption fees .........................................................................            43,670            28,564
                                                                                               ----------------------------------
            Net increase (decrease) in net assets ..........................................     3,234,703,470       870,786,053
Net assets:
   Beginning of year .......................................................................     2,769,733,518     1,898,947,465
                                                                                               ----------------------------------
   End of year .............................................................................   $ 6,004,436,988   $ 2,769,733,518
                                                                                               ==================================
Undistributed net investment income (distributions in excess of net investment income)
      included in net assets:
   End of year .............................................................................   $    78,623,893   $      (917,411)
                                                                                               ==================================


26 | The accompanying notes are an integral part of these financial statements.
   | Annual Report



Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of one fund. The Templeton Global Bond Fund (the Fund) included in this report is non-diversified. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Time Deposits are valued at cost.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American


                                                              Annual Report | 27



Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


28 | Annual Report



Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.


                                                              Annual Report | 29



Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date (30 days or less prior to June 1, 2004). The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2007, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                          ---------------------------------------------------------------
                                                               YEAR ENDED AUGUST 31,
                                                       2007                             2006
                                          ---------------------------------------------------------------
                                             SHARES          AMOUNT            SHARES          AMOUNT
                                          ---------------------------------------------------------------
CLASS A SHARES:
   Shares sold ........................   205,697,025    $2,295,240,861      83,217,737    $ 883,735,153
   Shares issued in reinvestment
      of distributions ................    10,245,984       113,890,146       4,570,590       48,252,479
   Shares redeemed ....................   (42,822,166)     (476,732,821)    (37,559,017)    (394,734,330)
                                          ---------------------------------------------------------------
   Net increase (decrease) ............   173,120,843    $1,932,398,186      50,229,310    $ 537,253,302
                                          ===============================================================
CLASS C SHARES:
   Shares sold ........................    51,480,867    $  576,192,314      17,135,914    $ 182,688,928
   Shares issued in reinvestment
      of distributions ................     2,192,188        24,389,940       1,073,271       11,347,259
   Shares redeemed ....................    (7,989,073)      (89,114,554)     (8,435,181)     (88,920,923)
                                          ---------------------------------------------------------------
   Net increase (decrease) ............    45,683,982    $  511,467,700       9,774,004    $ 105,115,264
                                          ===============================================================


30 | Annual Report



Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TEMPLETON GLOBAL BOND FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          ---------------------------------------------------------------
                                                               YEAR ENDED AUGUST 31,
                                                       2007                             2006
                                          ---------------------------------------------------------------
                                             SHARES          AMOUNT            SHARES          AMOUNT
                                          ---------------------------------------------------------------
ADVISOR CLASS SHARES:
   Shares sold ........................    65,856,402    $  733,474,567      19,481,341    $ 206,132,294
   Shares issued in reinvestment
      of distributions ................     2,258,291        25,034,399         970,484       10,234,917
   Shares redeemed ....................    (5,430,933)      (60,261,396)     (4,856,486)     (50,871,774)
                                          ---------------------------------------------------------------
   Net increase (decrease) ............    62,683,760    $  698,247,570      15,595,339    $ 165,495,437
                                          ===============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------------
SUBSIDIARY                                                            AFFILIATION
-------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                    Investment manager
Franklin Templeton Services, LLC (FT Services)                        Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                  Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)         Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
       0.50%               Up to and including $200 million
       0.45%               Over $200 million, up to and including $1.3 billion
       0.40%               In excess of $1.3 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.150%               Up to and including $200 million
      0.135%               Over $200 million, up to and including $700 million
      0.100%               Over $700 million, up to and including $1.2 billion
      0.075%               In excess of $1.2 billion


                                                              Annual Report | 31



Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TEMPLETON GLOBAL BOND FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for the class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ................................................................   0.25%
Class C ................................................................   0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated brokers/dealers ...................................   $1,820,058
Contingent deferred sales charges retained ........................   $  128,595

E. TRANSFER AGENT FEES

For the year ended August 31, 2007, the Fund paid transfer agent fees of $5,684,689, of which $2,782,533 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.


32 | Annual Report



Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TEMPLETON GLOBAL BOND FUND

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. During the year ended August 31, 2007, the Fund utilized $3,491,599 of capital loss carryforwards.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2007, the Fund deferred realized capital losses of $4,612,548.

The tax character of distributions paid during the years ended August 31, 2007 and 2006, was as follows:

                                                     ---------------------------
                                                         2007           2006
                                                     ---------------------------
Distributions paid from:
   Ordinary income                                   $235,401,684   $103,818,433
   Long term capital gain                                 235,126             --
                                                     ---------------------------
                                                     $235,636,810   $103,818,433
                                                     ===========================

At August 31, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ........................................   $5,799,011,995
                                                               ===============

Unrealized appreciation ....................................   $  140,272,464
Unrealized depreciation ....................................      (69,357,214)
                                                               ---------------
Net unrealized appreciation (depreciation) .................   $   70,915,250
                                                               ===============
Distributable earnings - undistributed ordinary income .....   $  126,363,823
                                                               ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2007, aggregated $3,509,379,671 and $1,532,756,995, respectively.


                                                              Annual Report | 33



Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TEMPLETON GLOBAL BOND FUND

7. FORWARD EXCHANGE CONTRACTS

At August 31, 2007, the Fund had the following forward exchange contracts outstanding:

----------------------------------------------------------------------------------------------------------
                                                 CONTRACT         SETTLEMENT    UNREALIZED    UNREALIZED
                                                 AMOUNT a            DATE          GAIN          LOSS
----------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
      279,175,000   Japanese Yen ..........        2,500,000        9/04/07    $        --   $    (87,592)
      400,000,000   Indian Rupee ..........       12,952,026 NZD    9/21/07        758,636             --
      980,000,000   Iceland Krona .........       13,105,108       10/09/07      2,139,837             --
      222,500,000   Indian Rupee ..........        7,497,389 NZD   10/29/07        226,894             --
      265,000,000   Indian Rupee ..........        8,746,741 NZD   10/29/07        397,843             --
      483,600,000   Indian Rupee ..........       16,101,215 NZD   10/29/07        628,790             --
      505,000,000   Indian Rupee ..........       17,318,244 NZD   10/30/07        304,979             --
      434,798,100   Japanese Yen ..........        3,744,708       11/13/07         49,487             --
    1,284,450,000   Japanese Yen ..........       11,005,484       11/13/07        203,062             --
    1,913,894,500   Japanese Yen ..........       16,603,579       11/20/07        112,110             --
      415,586,250   Japanese Yen ..........        3,666,981       12/05/07             --        (30,766)
       11,346,000   Romanian Lei ..........        3,321,623 EUR   12/27/07        159,646             --
    2,547,205,800   Japanese Yen ..........       22,200,000        1/07/08        172,200             --
    2,590,384,500   Kazakhstan Tenge ......       21,285,000        1/16/08             --     (1,112,185)
    2,550,450,000   Kazakhstan Tenge ......       21,000,000        1/18/08             --     (1,141,752)
    2,557,800,000   Kazakhstan Tenge ......       21,000,000        1/18/08             --     (1,084,523)
      285,600,000   Japanese Yen ..........        2,487,112        1/22/08         25,688             --
    1,974,765,000   Kazakhstan Tenge ......       15,990,000        2/06/08             --       (640,376)
    1,728,133,500   Kazakhstan Tenge ......       14,010,000        2/06/08             --       (577,414)
      987,680,000   Kazakhstan Tenge ......        8,000,000        2/07/08             --       (323,565)
    2,614,149,000   Kazakhstan Tenge ......       21,300,000        3/25/08             --     (1,042,581)
      786,660,000   Japanese Yen ..........        6,766,327        5/27/08        248,153             --
    4,417,120,000   Japanese Yen ..........       38,000,000        5/27/08      1,386,525             --
      486,800,000   Kazakhstan Tenge ......        4,000,000        5/30/08             --       (238,598)
    1,453,200,000   Kazakhstan Tenge ......       12,000,000        6/02/08             --       (773,148)
    3,157,542,000   Japanese Yen ..........       26,700,000        6/23/08      1,530,084             --
    6,380,397,000   Japanese Yen ..........       54,000,000        6/30/08      3,083,498             --
    2,600,000,000   Japanese Yen ..........       22,320,470        7/18/08        982,333             --
    1,788,091,200   Kazakhstan Tenge ......       14,600,000        7/25/08             --       (823,203)
    1,567,293,700   Japanese Yen ..........       13,700,000        8/07/08        374,876             --
    1,956,935,050   Japanese Yen ..........       17,150,000        8/08/08        425,739             --
    1,960,502,250   Japanese Yen ..........       17,150,000        8/11/08        463,011             --
    1,648,927,200   Japanese Yen ..........       14,800,000        8/20/08         27,063             --
    1,654,492,000   Japanese Yen ..........       14,800,000        8/20/08         77,102             --
    3,653,034,000   Japanese Yen ..........       33,000,000        8/25/08             --       (135,823)
      279,175,000   Japanese Yen ..........        2,512,826        9/04/08          1,240             --


34 | Annual Report



Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TEMPLETON GLOBAL BOND FUND

7. FORWARD EXCHANGE CONTRACTS (CONTINUED)

----------------------------------------------------------------------------------------------------------
                                                 CONTRACT         SETTLEMENT    UNREALIZED    UNREALIZED
                                                 AMOUNT a            DATE          GAIN          LOSS
----------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
      279,175,000   Japanese Yen ..........        2,412,504        9/04/07    $        97   $         --
       68,659,949   Mexican Peso ..........    3,292,519,188 CLP    9/12/07         67,233             --
       25,676,395   Mexican Peso ..........    1,223,993,727 CLP    9/14/07         11,454             --
        4,940,820   Euro ..................      743,692,226 JPY   12/06/07             --       (245,862)
       11,346,000   Romanian Lei ..........        3,454,407 EUR   12/27/07         21,906             --
      200,215,434   Mexican Peso ..........      804,886,066 INR    1/22/08      1,717,494             --
      505,362,025   Mexican Peso ..........    2,025,238,315 INR    1/25/08      4,183,935             --
      216,924,835   Mexican Peso ..........      865,703,632 INR    2/27/08      1,729,858             --
      447,033,642   Mexican Peso ..........    1,769,627,375 INR    2/28/08      3,213,768             --
      113,621,907   Mexican Peso ..........      450,908,537 INR    3/03/08        845,540             --
      270,615,912   Mexican Peso ..........   52,872,936,867 COP    4/22/08             --       (392,257)
      119,627,943   Mexican Peso ..........       22,747,280 BRL    4/22/08        641,739             --
       13,836,250   New Zealand Dollar ....      440,961,278 INR    4/28/08      1,267,730             --
      199,645,309   Mexican Peso ..........   37,659,094,599 COP    5/06/08             --       (903,813)
      199,917,227   Mexican Peso ..........       37,893,972 BRL    5/07/08      1,003,679             --
       99,715,204   Mexican Peso ..........       19,004,956 BRL    5/08/08        552,071             --
      121,591,935   Mexican Peso ..........    5,642,838,501 CLP    5/16/08             --       (101,391)
       84,372,354   Mexican Peso ..........    3,870,261,121 CLP    5/20/08             --       (154,930)
      479,077,300   Mexican Peso ..........    1,808,277,269 INR    5/21/08      1,396,134             --
      435,023,162   Mexican Peso ..........    4,722,350,433 KZT    5/27/08             --     (2,252,701)
      373,990,238   Mexican Peso ..........    4,013,812,830 KZT    5/29/08             --     (2,289,512)
      160,914,919   Mexican Peso ..........    1,773,000,804 KZT    6/25/08             --       (614,926)
      157,196,297   Mexican Peso ..........    1,734,299,582 KZT    6/25/08             --       (583,187)
       98,599,828   Mexican Peso ..........    1,087,832,179 KZT    6/25/08             --       (365,722)
      470,123,985   Mexican Peso ..........   84,401,359,054 COP    6/27/08             --     (4,105,482)
      359,167,941   Mexican Peso ..........      101,662,486 PEN    6/30/08        344,227             --
                                                                               ---------------------------
      Unrealized gain (loss) on forward exchange contracts .................   $30,775,661   $(20,021,309)
                                                                               ===========================
         Net unrealized gain (loss) on forward exchange contracts ..........   $10,754,352   $         --
                                                                               ===========================

a In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATIONS

BRL  - Brazilian Real
CLP  - Chilean Peso
COP  - Colombian Peso
EUR  - Euro
INR  - Indian Rupee
JPY  - Japanese Yen
KZT  - Kazakhstan Tenge
NZD  - New Zealand Dollar
PEN  - Peruvian Nuevo Sol


                                                              Annual Report | 35



Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TEMPLETON GLOBAL BOND FUND

8. CREDIT RISK

The Fund has 18.21% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that settlement.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


36 | Annual Report



Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TEMPLETON GLOBAL BOND FUND

10. REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period beginning after December 15, 2006. The Fund believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 37



Templeton Income Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond Fund (the "Fund") at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2007


38 | Annual Report



Templeton Income Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $235,126 as a long term capital gain dividend for the fiscal year ended August 31, 2007.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $9,186,457 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2007.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $9,352,680 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2007.

At August 31, 2007, more than 50% of the Templeton Global Bond Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on August 14, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provides a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class C, and Advisor Class shareholders of record.

RECORD DATE: 8/14/2007
--------------------------------------------------------------------------------
                                                CLASS A
                               FOREIGN TAX      FOREIGN            FOREIGN
                                   PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                         PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Argentina ..................     $0.0000        $0.0176            $0.0000
Australia ..................      0.0000         0.0087             0.0000
Austria ....................      0.0000         0.0023             0.0000
Brazil .....................      0.0000         0.0461             0.0000
Canada .....................      0.0000         0.0164             0.0000
Egypt ......................      0.0000         0.0295             0.0000
Finland ....................      0.0000         0.0005             0.0000
France .....................      0.0000         0.0002             0.0000
Germany ....................      0.0000         0.0083             0.0000
Greece .....................      0.0000         0.0001             0.0000
Iceland ....................      0.0000         0.0006             0.0000
Indonesia ..................      0.0048         0.0488             0.0000
Iraq .......................      0.0000         0.0134             0.0000
Ireland ....................      0.0000         0.0002             0.0000
Japan ......................      0.0000         0.0001             0.0000
Malaysia ...................      0.0000         0.0173             0.0000
Mexico .....................      0.0000         0.0173             0.0000
New Zealand ................      0.0000         0.0017             0.0000
Norway .....................      0.0000         0.0131             0.0000


                                                              Annual Report | 39



Templeton Income Trust

TAX DESIGNATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
                                                CLASS A
                               FOREIGN TAX      FOREIGN            FOREIGN
                                   PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                         PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Peru .......................     $0.0000        $0.0086            $0.0000
Philippines ................      0.0000         0.0030             0.0000
Poland .....................      0.0018         0.0233             0.0000
Singapore ..................      0.0000         0.0034             0.0000
Slovak Republic ............      0.0000         0.0045             0.0000
South Africa ...............      0.0000         0.0001             0.0000
South Korea ................      0.0039         0.0260             0.0000
Sweden .....................      0.0000         0.0230             0.0000
Thailand ...................      0.0000         0.0101             0.0000
United Kingdom .............      0.0000         0.0010             0.0000
                               -------------------------------------------------
TOTAL ......................     $0.0105        $0.3452            $0.0000
                               =================================================

--------------------------------------------------------------------------------
                                                CLASS C
                               FOREIGN TAX      FOREIGN            FOREIGN
                                   PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                         PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Argentina ..................     $0.0000        $0.0166            $0.0000
Australia ..................      0.0000         0.0082             0.0000
Austria ....................      0.0000         0.0022             0.0000
Brazil .....................      0.0000         0.0435             0.0000
Canada .....................      0.0000         0.0155             0.0000
Egypt ......................      0.0000         0.0278             0.0000
Finland ....................      0.0000         0.0005             0.0000
France .....................      0.0000         0.0002             0.0000
Germany ....................      0.0000         0.0079             0.0000
Greece .....................      0.0000         0.0001             0.0000
Iceland ....................      0.0000         0.0006             0.0000
Indonesia ..................      0.0048         0.0460             0.0000
Iraq .......................      0.0000         0.0127             0.0000
Ireland ....................      0.0000         0.0002             0.0000
Japan ......................      0.0000         0.0001             0.0000
Malaysia ...................      0.0000         0.0164             0.0000
Mexico .....................      0.0000         0.0163             0.0000
New Zealand ................      0.0000         0.0016             0.0000
Norway .....................      0.0000         0.0123             0.0000
Peru .......................      0.0000         0.0081             0.0000
Philippines ................      0.0000         0.0028             0.0000
Poland .....................      0.0018         0.0219             0.0000
Singapore ..................      0.0000         0.0032             0.0000
Slovak Republic ............      0.0000         0.0043             0.0000
South Africa ...............      0.0000         0.0001             0.0000
South Korea ................      0.0039         0.0245             0.0000
Sweden .....................      0.0000         0.0217             0.0000
Thailand ...................      0.0000         0.0096             0.0000
United Kingdom .............      0.0000         0.0009             0.0000
                               -------------------------------------------------
TOTAL ......................     $0.0105        $0.3258            $0.0000
                               =================================================


40 | Annual Report



Templeton Income Trust

TAX DESIGNATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
                                             ADVISOR CLASS
                               FOREIGN TAX      FOREIGN            FOREIGN
                                   PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                         PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Argentina ..................     $0.0000        $0.0183            $0.0000
Australia ..................      0.0000         0.0090             0.0000
Austria ....................      0.0000         0.0024             0.0000
Brazil .....................      0.0000         0.0478             0.0000
Canada .....................      0.0000         0.0170             0.0000
Egypt ......................      0.0000         0.0305             0.0000
Finland ....................      0.0000         0.0005             0.0000
France .....................      0.0000         0.0002             0.0000
Germany ....................      0.0000         0.0086             0.0000
Greece .....................      0.0000         0.0001             0.0000
Iceland ....................      0.0000         0.0006             0.0000
Indonesia ..................      0.0048         0.0505             0.0000
Iraq .......................      0.0000         0.0139             0.0000
Ireland ....................      0.0000         0.0003             0.0000
Japan ......................      0.0000         0.0001             0.0000
Malaysia ...................      0.0000         0.0180             0.0000
Mexico .....................      0.0000         0.0179             0.0000
New Zealand ................      0.0000         0.0018             0.0000
Norway .....................      0.0000         0.0135             0.0000
Peru .......................      0.0000         0.0089             0.0000
Philippines ................      0.0000         0.0031             0.0000
Poland .....................      0.0018         0.0241             0.0000
Singapore ..................      0.0000         0.0035             0.0000
Slovak Republic ............      0.0000         0.0047             0.0000
South Africa ...............      0.0000         0.0001             0.0000
South Korea ................      0.0039         0.0269             0.0000
Sweden .....................      0.0000         0.0238             0.0000
Thailand ...................      0.0000         0.0105             0.0000
United Kingdom .............      0.0000         0.0010             0.0000
                               -------------------------------------------------
TOTAL ......................     $0.0105        $0.3576            $0.0000
                               =================================================

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1


                                                              Annual Report | 41



Templeton Income Trust

TAX DESIGNATION (UNAUDITED) (CONTINUED)

In January 2008, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


42 | Annual Report



Templeton Income Trust

SPECIAL MEETING OF SHAREHOLDERS - MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (UNAUDITED)

A Special Meeting of the Shareholders of Templeton Income Trust (the "Trust") was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on March 21, 2007, and reconvened on April 11, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, and to approve amendments to certain fundamental investment restrictions (including two (2) Sub-Proposals) of Templeton Global Bond Fund (the "Fund").

At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Frank J. Crothers, Edith
E. Holiday, David W. Niemiec, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, and amendments to certain of the Fund's fundamental investment restrictions (including two (2) Sub-Proposals). No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The election of Trustees:

-------------------------------------------------------------------------------------------------------------
                                                      % OF        % OF                      % OF        % OF
                                                   OUTSTANDING    VOTED                  OUTSTANDING   VOTED
NAME                                   FOR           SHARES      SHARES      WITHHELD      SHARES      SHARES
-------------------------------------------------------------------------------------------------------------
Harris J. Ashton ..............   162,673,304.438    50.360%     98.359%   2,714,524.696    0.841%     1.641%
Frank J. Crothers .............   162,924,975.512    50.438%     98.511%   2,462,853.622    0.763%     1.489%
Edith E. Holiday ..............   162,682,794.282    50.363%     98.364%   2,705,034.852    0.838%     1.636%
David W. Niemiec ..............   162,840,500.063    50.412%     98.460%   2,547,329.071    0.789%     1.540%
Frank A. Olson ................   162,778,377.265    50.393%     98.422%   2,609,451.869    0.808%     1.578%
Larry D. Thompson .............   162,840,566.425    50.412%     98.460%   2,547,262.709    0.789%     1.540%
Constantine D. Tseretopoulos ..   162,853,754.978    50.416%     98.468%   2,534,074.156    0.785%     1.532%
Robert E. Wade ................   162,899,446.997    50.430%     98.495%   2,488,382.137    0.771%     1.505%
Charles B. Johnson ............   162,819,839.035    50.406%     98.447%   2,567,990.099    0.795%     1.553%
Gregory E. Johnson ............   162,850,035.088    50.415%     98.466%   2,537,794.046    0.786%     1.534%


                                                              Annual Report | 43



Templeton Income Trust

SPECIAL MEETING OF SHAREHOLDERS - MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (UNAUDITED) (CONTINUED)

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts trust to a Delaware statutory trust:

--------------------------------------------------------------------------------
                                                             % OF         % OF
                                                          OUTSTANDING     VOTED
                                          SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................   116,853,054.239      36.175%     70.654%
Against .............................     2,223,979.005       0.689%      1.345%
Abstain .............................     3,548,910.890       1.098%      2.146%
Broker Non-Votes ....................    42,761,885.000      13.238%     25.856%
--------------------------------------------------------------------------------
TOTAL ...............................   165,387,829.134      51.200%    100.000%
--------------------------------------------------------------------------------

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes two (2) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding lending:

--------------------------------------------------------------------------------
                                                             % OF         % OF
                                                          OUTSTANDING     VOTED
                                          SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................   113,465,394.829      35.127%     68.606%
Against .............................     4,948,378.317       1.531%      2.992%
Abstain .............................     4,212,170.988       1.304%      2.547%
Broker Non-Votes ....................    42,761,885.000      13.238%     25.856%
--------------------------------------------------------------------------------
TOTAL ...............................   165,387,829.134      51.200%    100.000%
--------------------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding real estate:

--------------------------------------------------------------------------------
                                                             % OF         % OF
                                                          OUTSTANDING     VOTED
                                          SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................   113,822,838.575      35.237%     68.822%
Against .............................     4,621,374.917       1.431%      2.794%
Abstain .............................     4,181,730.642       1.294%      2.529%
Broker Non-Votes ....................    42,761,885.000      13.238%     25.856%
--------------------------------------------------------------------------------
TOTAL ...............................   165,387,829.134      51.200%    100.000%
--------------------------------------------------------------------------------


44 | Annual Report



Templeton Income Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)         Trustee           Since 1992        139                         Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------

FRANK J. CROTHERS (1944)        Trustee           Since 2003        19                          Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                          company), Nuinsco Resources Limited
Suite 2100                                                                                      (mineral exploration), Fidelity
Fort Lauderdale, FL 33394-3091                                                                  Merchant Bank & Trust (Cayman)
                                                                                                Limited (financial services), C.A.
                                                                                                Bancorp Inc. (financial services),
                                                                                                Victory Nickel Inc. (mineral
                                                                                                exploration), ABACO Markets Limited
                                                                                                (retail distributors), and Belize
                                                                                                Electricity Limited (electric
                                                                                                utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company Ltd.; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (1952)         Trustee           Since 2001        139                         Hess Corporation (exploration and
500 East Broward Blvd.                                                                          refining of oil and gas), H.J. Heinz
Suite 2100                                                                                      Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                                                                  products), RTI International Metals,
                                                                                                Inc. (manufacture and distribution
                                                                                                of titanium), Canadian National
                                                                                                Railway (railroad) and White
                                                                                                Mountains Insurance Group, Ltd.
                                                                                                (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 45



------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)         Trustee           Since 2005        19                          Emeritus Corporation (assisted
500 East Broward Blvd.                                                                          living) and OSI Pharmaceuticals,
Suite 2100                                                                                      Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------

FRANK A. OLSON (1932)           Trustee           Since 2003        139                         Hess Corporation (exploration and
500 East Broward Blvd.                                                                          refining of oil and gas) and
Suite 2100                                                                                      Sentient Jet (private jet service).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977- 1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------

LARRY D. THOMPSON (1945)        Trustee           Since 2005        139                         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------

CONSTANTINE D. TSERETOPOULOS    Trustee           Since 2003        19                          None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------

ROBERT E. WADE (1946)           Trustee           Since 2006        33                          El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                          (investments) and ARC Wireless
Suite 2100                                                                                      Solutions, Inc. (wireless components
Fort Lauderdale, FL 33394-3091                                                                  and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------


46 | Annual Report



INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee,          Trustee and       139                         None
One Franklin Parkway            Chairman of       Vice President
San Mateo, CA 94403-1906        the Board and     since 1992 and
                                Vice President    Chairman of the
                                                  Board since
                                                  1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

**GREGORY E. JOHNSON (1961)     Trustee           Since April       91                          None
One Franklin Parkway                              2007
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JAMES M. DAVIS (1952)           Chief             Chief             Not Applicable              Not Applicable
One Franklin Parkway            Compliance        Compliance
San Mateo, CA 94403-1906        Officer and       Officer since
                                Vice President    2004 and Vice
                                - AML             President - AML
                                Compliance        Compliance
                                                  since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------

JEFFREY A. EVERETT (1964)       Vice President    Since 2001        Not Applicable              Not Applicable
PO Box N-7759
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (1947)         Senior Vice       Since 2002        Not Applicable              Not Applicable
500 East Broward Blvd.          President and
Suite 2100                      Chief Executive
Fort Lauderdale, FL 33394-3091  Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 47



------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)            Vice President    Since 2000        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

RUPERT H. JOHNSON, JR. (1940)   Vice President    Since 1996        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JOHN R. KAY (1940)              Vice President    Since 1994        Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other sub- sidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------

CHRISTOPHER J. MOLUMPHY (1962)  President and     Since 2002        Not Applicable              Not Applicable
One Franklin Parkway            Chief Executive
San Mateo, CA 94403-1906        Officer -
                                Investment
                                Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

ROBERT C. ROSSELOT (1960)       Secretary         Since 2004        Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International
of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


48 | Annual Report



------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)        Treasurer         Since 2004        Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------

CRAIG S. TYLE (1960)            Vice President    Since 2005        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------

GALEN VETTER (1951)             Chief Financial   Since 2004        Not Applicable              Not Applicable
500 East Broward Blvd.          Officer and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to August 31, 2007, Nicholas F. Brady ceased to be trustee of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION, A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD. AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 49



Templeton Income Trust

SHAREHOLDER INFORMATION

TEMPLETON GLOBAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 22, 2007, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Global Bond Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and


50 | Annual Report



Templeton Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

TEMPLETON GLOBAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2007, as well as during the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional global income funds as selected by Lipper. The Fund's income return, as shown in such report, was in the highest quintile of such universe for the one-year period and on an annualized basis was in the second-highest quintile of such universe for the previous three-, five- and 10-year periods. The Fund's total return, as shown in such report, was in the highest quintile of its Lipper performance universe for the one-year period and on an annualized basis was in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with such performance.


                                                              Annual Report | 51



Templeton Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

TEMPLETON GLOBAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund was in the second least expensive quintile of its Lipper expense group and that its actual total expenses were in the least expensive quintile of such group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of


52 | Annual Report



Templeton Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

TEMPLETON GLOBAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment management agreement provides a fee at the rate of 0.50% on the first $200 million of Fund net assets; 0.45% on the next $1.1 billion of Fund net assets; and 0.40% on net assets in excess of $1.3 billion. The Fund is also charged a separate fee for administrative services which starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2006, the Fund's net assets were approximately $3.5 billion, which was in excess of the last breakpoint level under the investment management agreement. Management's position in discussing this was that the existing fee structure reaches a low rate quickly and that such low rate in effect reflects anticipated economies of scale as assets increase beyond the last breakpoint level. In support of such position, management pointed out the Fund's favorable effective management fee rate and total expense ratio comparisons within its Lipper expense group as previously discussed under "Comparative Expenses." Management further observed, and the Board acknowledged, that the fact the Fund's assets exceeded the last breakpoint level did not mean it no longer benefited from economies of scale since the continuous growth of assets being charged at the last breakpoint level results in a lower overall effective management fee rate. While intending to monitor future growth, the Board believed to the extent economies of scale may be realized by the Manager and its affiliates, the schedules of investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


                                                              Annual Report | 53



Templeton Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

TEMPLETON GLOBAL BOND FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


54 | Annual Report



                       This page intentionally left blank.



                       This page intentionally left blank.



Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
   Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                              Not part of the annual report



     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GLOBAL BOND FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


406 A2007 10/07


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

   (2)   The audit committee financial experts are David W. Niemiec and Frank
         A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $71,516 for the fiscal year ended August 31, 2007 and $74,462 for the fiscal year ended August 31, 2006.

(b)  Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended August 31, 2007 and $0 for the fiscal year ended August 31, 2006. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2007 and $1,194 for the fiscal year ended August 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2007 and $174,667 for the fiscal year ended August 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $47,194 for the fiscal year ended August 31, 2007 and $175,861 for the fiscal year ended August 31, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.                N/A


ITEM 6. SCHEDULE OF INVESTMENTS.                              N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.                 N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.              N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INCOME TRUST

By /s/JIMMY D. GAMBILL
   -------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date:  October 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JIMMY D. GAMBILL
   -------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date:  October 26, 2007

By /s/GALEN G. VETTER
   ------------------
   Galen G. Vetter
   Chief Financial Officer
   Date:  October 26, 2007